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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2005

                                    HEI, Inc.
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               (Exact name of Registrant as Specified in Charter)

          Minnesota                     0-10078                 41-0944876
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(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)         Identification No.)

         PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386
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          (Address of Principal Executive Offices, including Zip Code)

                                 (952) 443-2500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     HEI, Inc. issued a press release on February 3, 2005 disclosing its results of operations for the quarter ended November 27, 2004. The full text of the press release issued on February 3, 2005 is furnished as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following Exhibits shall be deemed furnished and not filed as a part of this
Report:

Exhibit No.   Description of Exhibit
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99.1          Press release issued February 3, 2005,announcing results of operations for the quarter ended November 27, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HEI, INC.

Dated:  February 3, 2005                      By  /s/ Timothy Clayton
                                                  ----------------------------
                                                  Timothy Clayton
                                                  Its: Chief Financial Officer

                                  Exhibit Index

     99.1 Press Release dated February 3, 2005, regarding the Company announcing results for its third quarter of fiscal 2004, which ended November 27, 2004.